                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

     Check the appropriate box:

      / /        Preliminary Proxy Statement

      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14A-6(E)(2))

      /X/        Definitive Proxy Statement

      / /        Definitive Additional Materials

      / /        Soliciting Material Pursuant to Section240.14a-12

                                       RS INVESTMENT TRUST
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)


      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     (3) Filing Party:

         -----------------------------------------------------------------------

     (4) Date Filed:

         -----------------------------------------------------------------------

                              RS INVESTMENT TRUST
                               388 Market Street
                        San Francisco, California 94111


                                                                October 29, 2001


Dear Shareholder:

     As you know, RS Money Market Fund invests all of its assets in Money Market Master Portfolio. The Money Market Master Portfolio is asking its interestholders to vote on certain matters described in the enclosed Request for Shareholder Instruction at a meeting of the Money Market Master Portfolio to be held on November 16, 2001. As an interestholder in the Money Market Master Portfolio, the Fund is entitled to vote its interests in the Portfolio on these proposals. If you would like, in turn, to instruct the Fund as to the manner in which those interests should be voted, you should complete the enclosed Instruction Form and return it to the Fund. A proportionate number of interests held by the Fund in the Money Market Master Portfolio will be voted in accordance with your instructions.

     Shareholders of record as of the close of business on October 18, 2001, are entitled to provide instructions with respect to the proposals being made by the Money Market Master Portfolio.

     We look forward to hearing from you.


                                        Very truly yours,

                                        /s/ G. Randall Hecht

                                        G. RANDALL HECHT
                                        PRESIDENT

                              RS INVESTMENT TRUST
                               388 MARKET STREET
                        SAN FRANCISCO, CALIFORNIA 94111


                            -------------------------

                       REQUEST FOR SHAREHOLDER INSTRUCTION

                            -------------------------


                                OCTOBER 29, 2001

     The enclosed Instruction Form is being provided by RS Investment Trust (the "Trust") to shareholders of RS Money Market Fund (the "Fund"). The Fund invests all of its assets in Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolio (the "Master Trust"). The Master Portfolio is asking its interestholders to vote on certain matters described in this Request for Shareholder Instruction.

     As an interestholder in the Master Portfolio, the Fund is entitled to vote its Master Portfolio interests on these proposals at a Meeting of Interestholders of the Master Trust to be held November 16, 2001 (the "Meeting"). Shareholders of record of the Fund at the close of business on October 18, 2001 (the "Record Date") are, in turn, entitled to provide instructions to the Fund regarding the manner in which the Fund will vote on these proposals. This Request for Shareholder Instruction provides information which you may find useful in providing such instructions; the Request and related materials are first being made available to shareholders on or about October 29, 2001. This Request for Shareholder Instruction does not relate to any meeting of shareholders of the Fund; rather, it provides a means by which the Fund's shareholders may instruct the Fund how to vote on the matters to be considered at the November 16, 2001 Meeting of Interestholders of the Master Trust.

     For your instructions to be counted in determining how the Fund will vote on the proposals, we must receive your properly executed Instruction Form, which is included with these materials, at the address at the top of this page by November 14, 2001. You may revoke your instructions at any time before November 14, 2001 by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary).

     If the Fund receives instructions to approve, disapprove, or abstain with respect to a proposal, it will vote the corresponding interests held by it in the Master Portfolio to approve, disapprove, or abstain as to that proposal.

     THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR THE FUND'S FISCAL YEAR ENDED DECEMBER 31, 2000 AND A COPY OF THE FUND'S SEMIANNUAL REPORT FOR THE SIX- MONTH PERIOD ENDING JUNE 30, 2001. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-766-FUND OR BY WRITING TO THE TRUST AT 388 MARKET STREET, SAN FRANCISCO, CALIFORNIA 94111.

     As of the Record Date, there were outstanding 223,373,752.265 shares of the Fund. The following table sets forth certain information with respect to beneficial owners of more than 5% of the outstanding shares of the Fund at the Record Date.

NAME AND ADDRESS OF BENEFICIAL OWNER                SHARES BENEFICIALLY OWNED               PERCENT OF CLASS
Citicorp USA Inc. as Collateral                            54,210,934.450                          24.27%
Pledgee of Wilshire Assoc. Inc.
1 Sansome Street
24th Floor
San Francisco, CA  94104

RS Investment Management Co. LLC                           26,981,717.570                          12.08%
388 Market Street
San Francisco, CA  94111

Spire Overseas LTD                                         19,581,843.590                           8.77%
48 Par La Ville Road
Suite 464
Hamilton HM11 Bermuda

Harris Trust & Savings Bank C/F                            16,771,704.700                           7.51%
FBO Luxor Investments LP
111 W. Monroe Street, #5E
Chicago, IL  60603

Trust Co. of America Institutional                         16,621,201.590                           7.44%
Division
DJS-GL
P.O. Box 6580
Edgewood, CO  80155

     Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, California, 94105, serves as investment adviser to the Master Portfolio. RS Investment Management, L.P. ("RSIM, L.P."), 388 Market Street, San Francisco, California, 94111, would serve as investment adviser to the Fund in the event that the Fund were to cease investing substantially all of its assets in the Master Portfolio. RSIM, L.P. also serves as administrator to the Fund. PFPC Distributors ("PFPC"), 400 Bellevue Parkway, Wilmington, DE, 19809, is the Fund's principal underwriter.

     THE INFORMATION THAT FOLLOWS REGARDING EACH OF THE PROPOSALS TO BE CONSIDERED BY INTERESTHOLDERS OF THE MASTER PORTFOLIO HAS BEEN PROVIDED TO THE FUND BY THE MASTER TRUST. THE TRUSTEES OF RS INVESTMENT TRUST WERE NOT CONSULTED AS TO ANY OF THE PROPOSALS AND ARE MAKING NO RECOMMENDATION AS TO THE PROPOSALS. YOU ARE NOT BEING ASKED TO CONSIDER THE ELECTION OF TRUSTEES OF RS INVESTMENT TRUST OR ANY CHANGE TO THE INVESTMENT OBJECTIVE OR POLICIES OF THE FUND. HOWEVER, SINCE THE FUND CURRENTLY INVESTS ALL OF ITS ASSETS IN THE MASTER PORTFOLIO, ANY CHANGE TO THE INVESTMENT OBJECTIVE OR POLICIES OF THE MASTER PORTFOLIO COULD HAVE AN INDIRECT EFFECT ON THE FUND.

                            I. ELECTION OF TRUSTEES

NOMINEES FOR TRUSTEES OF THE MASTER TRUST.

     For the election of Trustees at the Meeting, the Board of Trustees of the Master Trust (the "Master Board") has approved the nomination of Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, each to serve as Trustee until he or she resigns, retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong currently serve as Trustees of the Master Trust and as Directors of Barclays Global Investors Funds, Inc. ("BGIF"), a separate investment company affiliated with the Master Trust. Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been Trustees of the Master Trust since its inception in 1993 and Mr. Soong was appointed as a Trustee by the Master Board on February 9, 2000. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons are being proposed for election as new Trustees to fill existing vacancies, and are not presently serving as Trustees. Mr. Lyons is currently serving as a Trustee of iShares Trust, which is another investment company advised by Barclays Global Fund Advisers ("BGFA"). Mr. Kranefuss is the Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A. ("BGI"), which is a co-administrator for the Master Portfolio. Ms. Bitterman is President and Chief Executive Officer of KQED, Inc. The election of Ms. Bitterman and Messrs. Kranefuss and Lyons would expand the size of the Board from four to seven members. No Trustee or nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Trustee or nominee have an interest materially adverse to the Trust.

                        NOMINEES STANDING FOR REELECTION

                                                                         PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                     POSITION(S)                   DURING PAST FIVE YEARS
JACK S. EUPHRAT, 79
415 Walsh Road
Atherton, CA  94027                       Trustee                       Private Investor.

W. RODNEY HUGHES, 74
31 Dellwood Court
San Rafael, CA  94901                     Trustee                       Private Investor.

LEO SOONG, 55
Crystal Geyser Water Co.                  Trustee                       Managing Director of Crystal Geyser Roxane
55 Francisco Street, Suite 410                                          Water Co.; Board Chair and Director of KQED,
San Francisco, CA  94133                                                Inc. (until 1998); Co-Founder of Crystal Geyser
                                                                        Water Co.; President and Director of Crystal
                                                                        Geyser Water Co. (until 1999).

R. GREG FELTUS*, 50                       Trustee, Chairman             Executive Vice President of Stephens Inc.;
Stephens Inc.                             and President                 President of Stephens Insurance Services, Inc.;
111 Center Street, Suite 300                                            President of Investors Brokerage Insurance Inc.;
Little Rock, AR  72201                                                  and Manager of Private Client Group.

--------------
* An "interested person" of the Master Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                   NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

                                                                         PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                     POSITION(S)                   DURING PAST FIVE YEARS
MARY G. F. BITTERMAN, 57                  Trustee                        President and Chief Executive Officer of KQED,
KQED, Inc.                                                               Inc.; Director of Pacific Century Financial
2601 Mariposa Street                                                     Corporation/Bank of Hawaii.
San Francisco, CA  94110

RICHARD K. LYONS, 40                      Trustee                        Professor, University of California, Berkeley;
350 Barrows Hall                                                         Haas School of Business; Member, Council on
Haas School of Business                                                  Foreign Relations; Director of Matthews
Berkeley, CA 94720                                                       International Funds; Director of iShares Trust.

LEE T. KRANEFUSS, 39*
45 Fremont Street
San Francisco, CA 94105                   Trustee                        Chief Executive Officer of the Individual
                                                                         Investor Business of Barclays Global Investors,
                                                                         N.A.; The Boston Consulting Group (until 1997).

*An "interested person" of the Trust as defined in the 1940 Act.

INTEREST OWNERSHIP BY THE TRUSTEES.

     As of December 31, 2000, Trustees of the Master Trust as a group beneficially owned less than 1% of the outstanding interests in the Trust.

BOARD MEETINGS AND COMMITTEES.

The standing committees of the Master Board are the Audit Committee and the Nominating Committee.

The current members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee's primary responsibilities are:

     - to oversee the Master Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

     - to review the results of the annual audits of the financial statements of each of the Master Trust's master portfolios;

     - to interact with each of the Master Portfolios' independent auditors on behalf of the full Master Board.

     The current members of the Nominating Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the Master Board a slate of persons to be nominated for election as Trustees by the interestholders at each annual meeting of interestholders and a person to be elected to fill any vacancy occurring for any reason on the Master Board.

     The Nominating Committee will consider nominees recommended by an interestholder to serve as Trustee, provided (i) that such person was an interestholder of record at the time the person submits such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Master Board, as applicable, shall make the final determination of persons to be nominated.

     The most recent fiscal year for the Master Portfolio ended on December 31, 2000. During such fiscal year, the Master Board held four regular Board meetings. In addition, the Audit Committee held three meetings and the Nominating Committee held one meeting.

     All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Master Board or applicable committee held during the fiscal year ended December 31, 2000. Currently, 75% of the Master Board members are disinterested and, if the additional Board nominees are elected by interestholders, that percentage will decrease to approximately 70%.

TRUSTEE COMPENSATION.

     Trustees of the Master Trust are entitled to receive an annual retainer of $20,000 to be (i) allocated between the Master Trust and BGIF, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a Trustee only serves for a portion of a year. In addition, the Master Trust and BGIF pay each Trustee a combined fee of $1,000 for attendance at each meeting of the Boards of Trustees of the Master Trust and BGIF, and a combined fee of $250 for attendance at each meeting of a committee of the Boards. Furthermore, each Trustee is entitled to be reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Master Trust, BGIF, or any other investment company advised by BGFA (the "Fund Complex").

                               COMPENSATION TABLE

     The following table sets forth the compensation received by the Trustees for their services to the Master Trust and the Fund Complex during the most recent calendar year ended December 31, 2000.

                                  AGGREGATE             TOTAL COMPENSATION
                                COMPENSATION                  FROM THE
NAME AND POSITION              FROM THE TRUST               FUND COMPLEX
Jack S. Euphrat
   Trustee                         $12,500                     $25,000

R. Greg Feltus
   Trustee                           $   0                       $   0

W. Rodney Hughes
   Trustee                         $12,500                     $25,000

Leo Soong*
   Trustee                         $10,678                     $21,357

Richard K. Lyons**
   Nominee for Trustee                  $0                     $41,000

--------------
* Appointed to the Boards of the Trust and BGIF on February 9, 2000.
**Serves as Trustee for iShares Trust, a separate investment company advised by BGFA.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     EXECUTIVE OFFICERS OF THE MASTER TRUST. The following table provides information with respect to the executive officers of the Master Trust. Each executive officer is elected by the Master Board and serves until his successor is chosen and qualified or until his resignation or removal by the Master Board.

NAME, ADDRESS AND AGE                            POSITION                          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
R. GREG FELTUS, 50                        Trustee, Chairman and                 Executive Vice President of Stephens Inc.;
Stephens Inc.                                   President                       President of Stephens Insurance Services,
111 Center Street, Suite 300                                                    Inc.; President of Investors Brokerage
Little Rock, AR  72201                                                          Insurance Inc.; and Manager of Private Client
                                                                                Group.

RICHARD H. BLANK, Jr., 45                Chief Operating Officer,               Vice President of Stephens Inc.; Director of
Stephens Inc.                            Secretary and Treasurer                Stephens Sports Management Inc.; and
111 Center Street, Suite 300                                                    Director of Capo Inc.
Little Rock, AR  72201

 THE BOARD OF TRUSTEES OF THE MASTER TRUST RECOMMENDS A VOTE "FOR" ALL NOMINEES

      II. CONVERTING THE INVESTMENT OBJECTIVE OF THE MASTER PORTFOLIO FROM
                         FUNDAMENTAL TO NON-FUNDAMENTAL

     The investment objective of the Master Portfolio is "to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term investments."

     This investment objective currently is fundamental and requires interestholder approval prior to any change. The Master Board believes that if interestholders approve converting the Master Portfolio's investment objective from fundamental to non-fundamental, the Master Board would have the flexibility to reword the investment objective in a way that more clearly explains the objective that the Master Portfolio is pursuing. The Master Board's flexibility would also extend to changing the substance of the investment objective or the strategies being pursued, although the Master Board has no plans to do so and such a change would be considered a "non- routine" event.

     The Master Board believes that interestholders of the Master Portfolio will benefit from this proposed change because the change will enable the Master Board to revise the Master Portfolio's investment objective without incurring the time and costs associated with an interestholder vote. The Master Board believes that this approach provides the Master Board the necessary flexibility to respond to changes in the marketplace, and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

THE BOARD OF TRUSTEES OF THE MASTER TRUST RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     III. AMENDING CERTAIN OF THE MASTER PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING CERTAIN OTHERS TO NON-FUNDAMENTAL
                               INVESTMENT POLICIES

     The 1940 Act requires investment companies (such as the Master Trust) to adopt certain specific investment policies or restrictions that can be changed only by interestholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by interestholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of BGFA, the Master Trust's investment adviser.

     Since the Master Trust was established in 1993, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, the Master Portfolio continues to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Master Board has authorized the submission to the Master Portfolio's interestholders for their approval the amendment and/or reclassification of certain of the Master Portfolio's fundamental policies.

     In the view of the Master Board, the proposed modifications would:

1. simplify, streamline, and create more flexibility under, as well as standardize, the fundamental policies that are required to be stated under the 1940 Act; and

2. reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act.

     By reducing the number of policies that can be changed only by interestholder vote, the Master Board believes that the Master Portfolio would be able to minimize the costs and delays associated with holding future interestholder meetings to revise fundamental policies that become outdated or inappropriate. The Master Board also believes that the investment adviser's ability to manage the Master Portfolio's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

     The proposed revised investment policies cover those areas for which the 1940 Act requires the Master Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to legal, regulatory, market or technical changes. The proposed changes will not affect the Master Portfolio's investment objective. Although the proposed changes in the fundamental policies will allow the Master Portfolio greater flexibility to respond to investment opportunities, the Master Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Master Portfolio or the manner in which the Master Portfolio is managed.

     Each proposal will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting interests in the Master Portfolio as defined in the 1940 Act.

COMPARISON OF THE CURRENT AND PROPOSED POLICIES.

The table beginning on the next page sets forth a side-by-side comparison prepared by the Master Trust of the Master Portfolio's current and proposed fundamental investment policies. After each proposed policy is a commentary by the Master Board that describes the proposed policy and explains the significance of the proposed change. The Master Board does not anticipate that approving these changes will result in a material change in the way the Master Trust operates the Master Portfolio at the present time.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

CURRENT FUNDAMENTAL INVESTMENT                                                PROPOSED FUNDAMENTAL
           POLICY                                                              INVESTMENT POLICY
PROPOSAL 3(A): INDUSTRY CONCENTRATION:

The Master Portfolio may not invest 25% or more of               The Master Portfolio may not purchase the
its total assets in the securities of issuers in                 securities of issuers conducting their principal
any particular industry or group of closely                      business activity in the same industry if,
related industries and except that, in the case of               immediately after the purchase and as a result
each Master Portfolio, there shall be no                         thereof, the value of a Master Portfolio's
limitation with respect to investments in (i)                    investments in that industry would equal or exceed
obligations of the U.S. Government, its agencies                 25% of the current value of the Master Portfolio's
or instrumentalities; (ii) in the case of the                    total assets, provided that this restriction does
stock portion of the Asset Allocation Master                     not limit a Master Portfolio's: (i) investments in
Portfolio, the Bond Index, Extended Index,                       securities of other investment companies, (ii)
International Index, S&P 500 Index and U.S. Equity               investments in securities issued or guaranteed by
Index Master Portfolios, any industry in which the               the U.S. Government, its agencies or
index that each respective Master Portfolio tracks               instrumentalities, or (iii) investments in
becomes concentrated to the same degree during the               repurchase agreements collateralized by U.S.
same period; (iii) in the case of the Money Market               government securities, and provided further that:
Master Portfolio and the money market portion of                 (a) the stock portion of the Asset Allocation
the Asset Allocation Master Portfolio, obligations               Master Portfolio, the Bond Index, Extended Index,
of banks, to the extent that the U.S. Securities                 International Index, S&P 500 Index and U.S. Equity
and Exchange Commission (the "SEC"), by rule or                  Index Master Portfolios reserve the right to
interpretation, permits funds to reserve freedom                 concentrate in any industry in which the index
to concentrate in such obligation.                               that each respective Master Portfolio tracks
                                                                 becomes concentrated to the same degree during the
                                                                 same period, and (b) the Money Market Master
                                                                 Portfolio and the money market portion of the
                                                                 Asset Allocation Master Portfolio reserve the
                                                                 right to concentrate in the obligations of
                                                                 domestic banks (as such term is interpreted by the
                                                                 SEC or its staff).

                                                                 COMMENTARY BY THE MASTER BOARD:

                                                                 The Master Board recommends the amended investment
                                                                 policy for improved clarity and uniformity among
                                                                 each of the Master Trust's 13 master portfolios,
                                                                 while maintaining the master portfolio-specific
                                                                 exceptions to the industry concentration
                                                                 restriction that are necessary for certain master
                                                                 portfolios, including the Money Market Master
                                                                 Portfolio. In addition, the amended policy also
                                                                 clarifies that the Master Portfolio may invest in
                                                                 collateralized repurchase agreements without
                                                                 violating this restriction. With respect to
                                                                 investments in securities of other investment
                                                                 companies, the Master Portfolio does not have a
                                                                 current intention to invest in such securities.
                                                                 Investments in securities of other investment
                                                                 companies could subject the Master Portfolio to
                                                                 duplicate fees and expenses.
                                        9

CURRENT FUNDAMENTAL INVESTMENT                                                PROPOSED FUNDAMENTAL
           POLICY                                                              INVESTMENT POLICY

PROPOSAL 3(B): DIVERSIFICATION

The Master Portfolio may not purchase securities                 The Master Portfolio may not purchase the
of any issuer (except securities issued or                       securities of any single issuer if, as a result,
guaranteed by the U.S. Government, its agencies                  with respect to 75% of a Master Portfolio's total
and instrumentalities) if, as a result, with                     assets, more than 5% of the value of its total
respect to 75% of its total assets, more than 5%                 assets would be invested in the securities of such
of the value of the Master Portfolio's total                     issuer or the Master Portfolio's ownership would
assets would be invested in the securities of any                be more than 10% of the outstanding voting
one issuer or, with respect to 100% of its total                 securities of such issuer, provided that this
assets the Master Portfolio's ownership would be                 restriction does not limit a Master Portfolio's
more than 10% of the outstanding voting securities               cash or cash items, investments in securities
of such issuer, provided that the Master Portfolio               issued or guaranteed by the U.S. Government, its
may invest all its assets in a diversified,                      agencies and instrumentalities, or investments in
open-end management investment company, or a                     securities of other investment companies.
series thereof, with substantially the same
investment objective, policies and restrictions as               COMMENTARY BY THE MASTER BOARD:
the Master Portfolio, without regard to the
limitations set forth in this paragraph.                         The Master Board recommends the amended investment
                                                                 policy for improved clarity and uniformity among
                                                                 each of the Master Trust's 13 master portfolios.
                                                                 Applying the 10% of outstanding voting securities
                                                                 restrictions to 75%, rather than 100%, of the
                                                                 Money Market Master Portfolio's total assets is
                                                                 consistent with industry practices and consistent
                                                                 with the 1940 Act's definition of a "diversified"
                                                                 investment company. This change would allow the
                                                                 Master Portfolio to own a greater ownership
                                                                 interest in a single issuer, which could cause the
                                                                 performance of the Master Portfolio to be tied
                                                                 more closely to the performance of such issuer.
                                                                 However, the Master Portfolio currently does not
                                                                 intend to invest its assets such that it would own
                                                                 10% or more of the outstanding voting securities
                                                                 of any one issuer.

CURRENT FUNDAMENTAL INVESTMENT                                                PROPOSED FUNDAMENTAL
           POLICY                                                              INVESTMENT POLICY

PROPOSAL 3(C): BORROWING MONEY AND
PROPOSAL 3(D): ISSUING SENIOR SECURITIES

The Master Portfolio may not borrow money or issue               The Master Portfolio may not borrow money or issue
senior securities as defined in the 1940 Act,                    senior securities, except to the extent permitted
except that the Master Portfolio may borrow from                 under the 1940 Act, including the rules,
banks up to 10% of the current value of its net                  regulations and any orders obtained thereunder.
assets for temporary purposes only in order to
meet redemptions, and these borrowings may be                    COMMENTARY BY THE MASTER BOARD:
secured by the pledge of up to 10% of the current
value of its net assets (but investments may not                 The Master Board recommends the amended investment
be purchased while any such outstanding borrowing                policy for improved clarity and uniformity among
in excess of 5% of its net assets exists).                       each of the Master Trust's 13 master portfolios.
                                                                 This policy provides the Master Board with maximum
                                                                 flexibility with respect to future changes in the
                                                                 1940 Act, including the rules, regulations and
                                                                 orders thereunder, regarding restrictions on
                                                                 borrowing money and issuing senior securities,
                                                                 without incurring the costs of soliciting an
                                                                 interestholder vote. The 1940 Act currently allows
                                                                 the Master Portfolio to borrow up to one- third
                                                                 the value of its total assets (including the
                                                                 amount borrowed) valued at the lesser of cost or
                                                                 market, less liabilities (not including the amount
                                                                 borrowed) at the time the borrowing is made. To
                                                                 the extent the Master Portfolio increases the
                                                                 amount it borrows, it would be subject to greater
                                                                 leverage risk, which is the risk that the
                                                                 increased assets available for investment would
                                                                 expose the Master Portfolio to greater market
                                                                 risk, interest rate risk and other risks. However,
                                                                 the Master Portfolio currently intends to borrow
                                                                 money only for temporary or emergency (not
                                                                 leveraging) purposes.
                                       11

CURRENT FUNDAMENTAL INVESTMENT                                                PROPOSED FUNDAMENTAL
           POLICY                                                              INVESTMENT POLICY

PROPOSAL 3(E): LENDING

The Master Portfolio may not make loans, except                  The Master Portfolio may not make loans to other
that the Master Portfolio may purchase or hold                   parties, except to the extent permitted under the
debt instruments or lend its portfolio securities                1940 Act, including the rules, regulations and any
in accordance with its investment policies, and                  orders obtained thereunder. For the purposes of
may enter into repurchase agreements.                            this limitation, entering into repurchase
                                                                 agreements, lending securities and acquiring any
                                                                 debt securities are not deemed to be the making of
                                                                 loans.

                                                                 COMMENTARY BY THE MASTER BOARD:

                                                                 The Master Board recommends the amended investment
                                                                 policy for improved clarity and uniformity among
                                                                 each of the Master Trust's 13 master portfolios.
                                                                 This policy provides the Master Board with maximum
                                                                 flexibility with respect to future changes in the
                                                                 1940 Act, including the rules, regulations and
                                                                 orders thereunder, regarding lending, without
                                                                 incurring the costs of soliciting an
                                                                 interestholder vote. In addition, the amended
                                                                 policy clarifies that lending securities and
                                                                 entering into repurchase transactions will not be
                                                                 considered a loan for purposes of the Master
                                                                 Portfolio's application of this restriction.
                                                                 Currently, the 1940 Act and regulatory
                                                                 interpretations limit the percentage of the Master
                                                                 Portfolio's securities that may be loaned to 33
                                                                 1/3% of its total assets. It is unlikely that the
                                                                 Master Portfolio would lend money, except to the
                                                                 extent that the purchase of debt securities or
                                                                 similar evidences of indebtedness, or repurchase
                                                                 agreements could be considered a loan. To the
                                                                 extent that the Master Portfolio participates in
                                                                 certain lending transactions, there is a risk that
                                                                 the Master Portfolio, as lender, could experience
                                                                 a delay in obtaining prompt repayment of a loan.

                                       12

CURRENT FUNDAMENTAL INVESTMENT                                                PROPOSED FUNDAMENTAL
           POLICY                                                              INVESTMENT POLICY

PROPOSAL 3(F): UNDERWRITING

The Master Portfolio may not underwrite securities              The Master Portfolio may not underwrite securities
of other issuers, except to the extent that the                 of other issuers, except to the extent that the
purchase of permitted investments directly from                 purchase of permitted investments directly from
the issuer thereof or from an underwriter for an                the issuer thereof or from an underwriter for an
issuer and the later disposition of such                        issuer and the later disposition of such
securities in accordance with the Master                        securities in accordance with a Master Portfolio's
Portfolio's investment program may be deemed to be              investment program may be deemed to be an
an underwriting; and provided further, that the                 underwriting; and provided further, that the
purchase by the Master Portfolio of securities                  purchase by the Master Portfolio of securities
issued by a diversified, open- end management                   issued by an open-end management investment
investment company, or a series thereof, with                   company, or a series thereof, with substantially
substantially the same investment objective,                    the same investment objective, policies and
policies and restrictions as the Master Portfolio               restrictions as the Master Portfolio shall not
shall not constitute an underwriting for purposes               constitute an underwriting for purposes of this
of this paragraph.                                              paragraph.

                                                                COMMENTARY BY THE MASTER BOARD:

                                                                The Master Board recommends the amended investment
                                                                policy for improved clarity and uniformity among
                                                                the Master Trust's 13 master portfolios. In
                                                                addition, the amended policy expands the exclusion
                                                                from the underwriting restriction to include
                                                                securities issued by non-diversified, open- end
                                                                management investment companies, as well as
                                                                securities issued by diversified, open-end
                                                                management investment companies. The Master
                                                                Portfolio currently does not intend to invest in
                                                                securities of non-diversified investment
                                                                companies.

PROPOSAL 3(G): INVESTMENTS IN REAL ESTATE

The Master Portfolio may not purchase or sell real               The Master Portfolio may not purchase or sell real
estate or real estate limited partnerships (other                estate unless acquired as a result of ownership of
than securities secured by real estate or                        securities or other instruments (but this shall
interests therein or securities issued by                        not prevent the Master Portfolio from investing in
companies that invest in real estate or interests                securities or other instruments backed by real
therein).                                                        estate or securities of companies engaged in the
                                                                 real estate business).

                                                                 COMMENTARY BY THE MASTER BOARD:

                                                                 The Master Board recommends the amended investment
                                                                 policy for improved clarity and uniformity among
                                                                 the Master Trust's 13 master portfolios.

                                       13

CURRENT FUNDAMENTAL INVESTMENT                                                PROPOSED FUNDAMENTAL
           POLICY                                                              INVESTMENT POLICY

PROPOSAL 3(H): INVESTMENTS IN COMMODITIES AND
COMMODITY CONTRACTS

The Master Portfolio may not purchase commodities                The Master Portfolio may not purchase or sell
or commodity contracts (including futures                        commodities, provided that (i) currency will not
contracts), except that the Master Portfolio may                 be deemed to be a commodity for purposes of this
purchase securities of an issuer which invests or                restriction, (ii) this restriction does not limit
deals in commodities or commodity contracts, and                 the purchase or sale of futures contracts, forward
except that the Master Portfolios may enter into                 contracts or options, and (iii) this restriction
futures and options contracts in accordance with                 does not limit the purchase or sale of securities
their respective investment policies.                            or other instruments backed by commodities or the
                                                                 purchase or sale of commodities acquired as a
                                                                 result of ownership of securities or other
                                                                 instruments.

                                                                 COMMENTARY BY THE MASTER BOARD:

                                                                 The Master Board recommends the amended investment
                                                                 policy for improved clarity and uniformity among
                                                                 each of the Master Trust's 13 master portfolios.
                                                                 In addition, the amended policy clarifies that
                                                                 currency is not considered a commodity for
                                                                 purposes of this restriction.

PROPOSAL 3(I):  CONVERT FUNDAMENTAL POLICIES OF
MASTER PORTFOLIO TO NON-FUNDAMENTAL POLICIES

3(I)(i): The Master Portfolio may not make                       Convert to non-fundamental investment policies of
investments for the purpose of exercising control                the Master Portfolio.
or management; provided that the Master Portfolio
may invest all its assets in a diversified,                      COMMENTARY BY THE MASTER BOARD:
open-end management investment company, or a
series thereof, with substantially the same                      Because these policies are no longer required to
investment objective, policies and restrictions as               be fundamental, the Master Board recommends
the Master Portfolio, without regard to the                      converting each of these fundamental investment
limitations set forth in this paragraph.                         policies to a non-fundamental investment policy of
                                                                 the Money Market Master Portfolio. This will give
3(I)(ii): The Master Portfolio may not purchase                  the Master Board the flexibility to change these
securities on margin (except for short-term                      investment policies in the future with only Master
credits necessary for the clearance of                           Board approval.
transactions and except for margin payments in
connection with options, futures and options on
futures) or make short sales of securities.

THE BOARD OF TRUSTEES OF THE MASTER TRUST RECOMMENDS A VOTE "FOR" THESE
                    PROPOSALS

                                IV. MISCELLANEOUS

     SOLICITATION PROCESS AND COSTS. This Request for Shareholder Instruction is being prepared and distributed by the Fund. The Fund will receive completed Instruction Forms and tabulate shareholder responses on each proposal. The Fund will bear all of the costs of the foregoing.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2001. The Trust may hold special meetings of shareholders as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

     VOTES NECESSARY FOR APPROVAL OF PROPOSALS AT THE MEETING. The Master Trust has informed the Fund that (i) the affirmative vote of a plurality of votes cast is necessary to elect the Trustees (Proposal I), which means that the seven nominees who receive the greatest number of votes will be elected to fill the seven Trustee seats being voted upon at this Meeting, and (ii) each vote may be cast for up to seven nominees.

     In addition, the Master Trust has informed the Fund that the affirmative vote of the holders of a "majority of the outstanding voting securities" (interests) of the Master Portfolio, as defined in the 1940 Act, is required to approve the changes relating to the Master Portfolio's fundamental investment policies and investment objective (Proposals II and III). The 1940 Act defines a majority of the outstanding voting securities of an investment company as the lesser of (a) the vote of the holders of 67% or more of the voting securities of the investment company present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the investment company are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the investment company.

RS INVESTMENT TRUST - RS MONEY MARKET FUND

                                INSTRUCTION FORM
     RELATING TO MEETING OF INTERESTHOLDERS OF MASTER INVESTMENT PORTFOLIO
                              ON NOVEMBER 16, 2001


THIS INSTRUCTION FORM IS BEING SOLICITED BY RS INVESTMENT TRUST (THE "TRUST"). When the form is properly executed and returned to the Trust, the Trust will vote in accordance with the instructions provided a number of interests in Money Market Master Portfolio, a series of Master Investment Portfolio (the "Master Portfolio"), bearing the same relation to all of the interests of the Master Portfolio held by RS Money Market Fund (the "Fund") as the shares represented by this Instruction Form bear to the number of shares of the Fund outstanding and entitled to provide instructions. IF NO INSTRUCTION IS MADE ON ANY PROPOSAL, IT WILL BE CONSIDERED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF ALL PROPOSALS.

TO GIVE INSTRUCTION, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[X] KEEP THIS PORTION FOR YOUR RECORDS


                                             DETACH AND RETURN THIS PORTION ONLY


           THIS INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED

1. Proposal to Elect Trustees of    Consent to All []   Dissent from All []                     Consent to      TO WITHHOLD
   Master Investment Portfolio:                                                                 All Except: []  AUTHORITY TO VOTE
   The nominees for Trustees are:                                                                               FOR ONE OR MORE OF
   Mary G.F. Bitterman, Jack S.                                                                                 THE NOMINEES, MARK
   Euphrat, R. Greg Feltus, W.                                                                                  "CONSENT TO ALL
   Rodney Hughes, Lee T.                                                                                        EXCEPT" AND WRITE
   Kranefuss, Richard K. Lyons,                                                                                 THE NOMINEE'S NAME
   and Leo Soong.                                                                                               ON THE LINE BELOW.

2. Proposal to Convert the              Consent []           Dissent []          Abstain []
   Investment Objective of the
   Master Portfolio from Fundamental
   to Non-Fundamental


3. Proposal  to Amend the Master
   Portfolio's Fundamental
   Investment Policies and
   Convert Certain Others to Non-
   Fundamental Investment
   Policies

   3A. Proposal Concerning Industry     Consent []           Dissent []          Abstain []
       Concentration

   3B. Proposal Concerning              Consent []           Dissent []          Abstain []
       Diversification

   3C. Proposal Concerning Borrowing    Consent []           Dissent []          Abstain []
       Money

   3D. Proposal Concerning Issuing      Consent []           Dissent []          Abstain []
       Senior Securities

   3E. Proposal Concerning Lending      Consent []           Dissent []          Abstain []

   3F. Proposal Concerning              Consent []           Dissent []          Abstain []
       Underwriting

   3G. Proposal Concerning Investments  Consent []           Dissent []          Abstain []
       in Real Estate

   3H. Proposal Concerning Investments  Consent []           Dissent []          Abstain []
       in Commodities and Commodity
       Contracts

   3I. Proposal to Convert Fundamental  Consent []           Dissent []          Abstain []
       Policies of Master Portfolio to
       Non-Fundamental Policies

Please sign your name exactly as it appears on this form. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

----------------------------------               -------------------
Signature [PLEASE SIGN WITHIN BOX]                       Date




----------------------------------               -------------------
     Signature (Joint Owners)                            Date